Barings

Corporate Investors

Report for the Three Months Ended March 31, 2021

Adviser

Barings LLC

300 S Tryon St., Suite 2500

Charlotte, NC 28202

Independent Registered Public Accounting Firm

KPMG LLP

Boston, Massachusetts 02110

Counsel to the Trust

Ropes & Gray LLP

Boston, Massachusetts 02111

Custodian

State Street Bank and Trust Company

Boston, Massachusetts 02110

Transfer Agent & Registrar

DST Systems, Inc.

P.O. Box 219086

Kansas City, Missouri 64121-9086

1-800-647-7374

Internet Website

www.barings.com/mci

Barings Corporate Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy

Barings Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

Form N-PORT

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330).

A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at www.barings.com/mci; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at www.barings.com/mci; and (2) on the SEC’s website at http://www.sec.gov.

Legal Matters

The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

 Barings Corporate Investors

TO OUR SHAREHOLDERS

April 30, 2021

We are pleased to present the March 31, 2021 Quarterly Report of Barings Corporate Investors (the “Trust”).

PORTFOLIO PERFORMANCE

The Board of Trustees declared a quarterly dividend of $0.24 per share, payable on May 14, 2021 to shareholders of record on May 3, 2021. The Trust paid a $0.24 per share dividend for the preceding quarter. The Trust earned $0.21 per share of net investment income for the first quarter of 2021, compared to $0.47 per share in the previous quarter.

During the first quarter, the net assets of the Trust increased to $317,805,145 or $15.69 per share compared to $304,684,324 or $15.04 per share on December 31, 2020. This translates to a 4.3% total return for the quarter, based on the change in the Trust’s net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 16.4%, 8.8%, 10.0%, 11.0%, and 12.2% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends.

The Trust’s market price increased 5.7% during the quarter, from $13.18 per share as of December 31, 2020 to $13.93 per share as of March 31, 2021. The Trust’s market price of $13.93 per share equates to an 11.2% discount to the March 31, 2021 net asset value per share of $15.69. The Trust’s average quarter-end discount/premium for the 3, 5 and 10-year periods was -3.0%, 0.8% and 8.2%, respectively. U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the Credit Suisse Leverage Loan Index, increased 0.9% and 2.0% for the quarter, respectively.

PORTFOLIO ACTIVITY

The Trust closed seven new private placement investments and 10 add-on investments to existing portfolio companies during the first quarter. The total amount invested by the Trust in these transactions was $20,316,612. Of note, the new platform investments were floating rate term loans, two of which included equity co-investments, and the add-on investments were eight floating rate term loans and two small equity co-investments.

Improving market conditions and robust investment activity during the fourth quarter of 2020 continued into the first quarter of 2021. As the investment landscape has improved, some key trends have emerged. First, investment activity is now back to (and even beyond) pre-pandemic levels. Momentum continues to build in the private mid-market and appears unaffected by the seasonality we sometimes see this time of year. Secondly, in the current market, financial sponsors and other ownership groups are motivated to divest portfolio companies due to the high valuations for strong businesses. With the significant dry powder they have available, financial sponsors are also motivated to acquire high-quality businesses which have outperformed through both good times and the more recent uncertainty. Lastly, private equity clients continue to work with a smaller group of trusted lenders with whom they have long-standing relationships and who can offer certainty of execution and creative solutions. These trends assisted Barings in being the second most active institutional lender across the U.S. private middle-market in 2020.

We continue to be selective in our investment choices and maintain our underwriting discipline throughout multiple cycles. First, the Trust continues to invest in first lien senior secured loans in high-quality companies in defensive sectors and is well diversified by industry. This was a strategy put in place about four years ago and has provided strong risk adjusted returns for the Trust given their senior position in the capital stack. As of March 31, 2021, 54.0% of the Trust’s investment portfolio is in first lien senior secured loans compared to 2.6% as of December 31, 2017. These investments have proven resilient to date and their management teams now have the benefit of having a wealth of knowledge to draw upon from working in such unique and challenging circumstances. Second, we hold meaningful investment liquidity based on the Trust’s combined available cash balance and short-term investments of $26,311,078 or 7.6%, and low leverage profile at 0.09x as of March 31, 2021. Strong liquidity also provides ample support to our current portfolio companies to the extent the duration of COVID-19 related stress extends. Third, we continue to be selective in pruning our equity investments and reinvesting the proceeds into first lien senior secured investments further driving investment income. As always, the Trust continues to benefit from strong relationships with our financial sponsor partners which provides clear benefits including potential access to additional capital if needed, strategic thinking alongside their management teams and high-quality and timely information which is only available in a private market setting. This allows us to work constructively together and maximize the portfolio companies’ long-term health and value.

(Continued)

1

In closing, we believe it is always appropriate to provide views on the Trust’s long-term dividend policy which is to say, ‘we believe that long-term dividends should be a reflection of long-term core earnings power, even when core earnings power is lower as a result of a higher quality asset mix’. The Trust’s recently announced dividend of $0.24 per share sits slightly above our most recently reported net investment income of $0.21 per share. That said, as we continue to both (1) deploy the Trust’s excess liquidity and (2) seek opportunities to shift the Trust’s non-yielding equity investments to senior secured loans, we expect long-term earnings power to meet the dividend distribution.

Thank you for your continued interest in and support of Barings Corporate Investors.

Sincerely,

Christina Emery

President

Portfolio Composition as of 03/31/21*

* Based on market value of total investments (including cash)

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

2

Barings Corporate Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

March 31, 2021

(Unaudited)

Assets:

Investments (See Consolidated Schedule of Investments)

Corporate restricted securities - private placement investments at fair value (Cost - $ 278,416,786)	$277,232,222

Corporate restricted securities - rule 144A securities at fair value (Cost - $ 24,022,852)	25,440,308

Corporate public securities at fair value (Cost - $ 15,989,790)	16,357,558

Short-term securities at fair value (Cost - $ 5,997,382)	5,997,382

Total investments (Cost - $ 324,426,810)	325,027,470

Cash	20,313,696

Interest receivable	2,545,755

Receivable for investments sold	186,851

Other assets	1,665,122

Total assets	349,738,894

Liabilities:

Note payable	30,000,000

Payable for investments purchased	712,000

Investment advisory fee payable	993,141

Interest payable	135,317

Accrued expenses	93,291

Total liabilities	31,933,749

Commitments and Contingencies (See Note 7)

Total net assets	$317,805,145

Net Assets:

Common shares, par value $1.00 per share	$20,261,719

Additional paid-in capital	272,501,030

Total distributable earnings	25,042,396

Total net assets	$317,805,145

Common shares issued and outstanding (28,054,782 authorized)	20,261,719

Net asset value per share	$15.69

See Notes to Consolidated Financial Statements

3

CONSOLIDATED STATEMENT OF OPERATIONS

For the three months ended March 31, 2021

(Unaudited)

Investment Income:

Interest	$5,768,730

Dividends	17,188

Other	9,633

Total investment income	5,795,551

Expenses:

Investment advisory fees	994,480

Interest	264,750

Trustees’ fees and expenses	102,600

Professional fees	73,551

Reports to shareholders	27,600

Custodian fees	8,400

Other	22,987

Total expenses	1,494,368

Investment income - net	4,301,183

Net realized and unrealized gain on investments:

Net realized gain on investments before taxes	247,631

Income tax expense	(65)

Net realized gain on investments after taxes	247,566

Net increase/(decrease) in unrealized appreciation/(depreciation) of investments before taxes	8,572,072

Net increase/(decrease) in unrealized appreciation/(depreciation) of investments after taxes	8,572,072

Net gain on investments	8,819,638

Net increase in net assets resulting from operations	$13,120,821

See Notes to Consolidated Financial Statements

4

Barings Corporate Investors

CONSOLIDATED STATEMENT OF CASH FLOWS

For the three months ended March 31, 2021

(Unaudited)

Net decrease in cash:

Cash flows from operating activities:

Purchases/Proceeds/Maturities from short-term portfolio securities, net	$(995,888)

Purchases of portfolio securities	(27,167,154)

Proceeds from disposition of portfolio securities	19,284,567

Interest, dividends and other income received	6,058,899

Interest expense paid	(264,750)

Operating expenses paid	(1,160,945)

Income taxes paid	(429,844)

Net cash used for operating activities	(4,675,115)

Cash flows from financing activities:

Cash dividends paid from net investment income	(4,862,813)

Net cash used for financing activities	(4,862,813)

Net decrease in cash	(9,537,928)

Cash - beginning of period	29,851,624

Cash - end of period	$20,313,696

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$13,120,821

Increase in investments	(15,679,589)

Increase in interest receivable	(117,530)

Increase in receivable for investments sold	(140,060)

Decrease in other assets	691,951

Decrease in payable for investments purchased	(2,189,602)

Increase in investment advisory fee payable	42,034

Increase in accrued expenses	26,639

Decrease in tax payable	(429,779)

Total adjustments to net assets from operations	(17,795,936)

Net cash used for operating activities	$(4,675,115)

See Notes to Consolidated Financial Statements

5

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the three months ended 3/31/2021 (Unaudited)	For the year ended 12/31/2020
Increase in net assets:

Operations:

Investment income - net	$4,301,183	$24,386,956

Net realized gain on investments after taxes	247,566	2,244,872

Net change in unrealized appreciation / (depreciation) of investments after taxes	8,572,072	(11,297,903)

Net increase in net assets resulting from operations	13,120,821	15,333,925

Increase from common shares issued on reinvestment of dividends

Common shares issued (2021 - nil; 2020 - 35,674)	—	552,229

Dividends to shareholders from:

Distributable earnings to Common Stock Shareholders (2021 - $nil per share; 2020 - $0.96 per share)	—	(19,451,250)

Total increase / (decrease) in net assets	13,120,821	(3,565,096)

Net assets, beginning of period/year	304,684,324	308,249,420

Net assets, end of period/year	$317,805,145	$304,684,324

See Notes to Consolidated Financial Statements

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Barings Corporate Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding:

	For the three months ended 3/31/2021	For the years ended December 31,
	(Unaudited)	2020	2019	2018	2017
Net asset value:
Beginning of period / year	$15.04	$15.24	$14.50	$15.22	$14.23

Net investment income (a)	0.21	1.20	1.11	1.21	1.27

Net realized and unrealized gain/(loss) on investments	0.44	(0.44)	0.82	(0.73)	0.92

Total from investment operations	0.65	0.76	1.93	0.48	2.19

Dividends from net investment income to common shareholders	0.00	(0.96)	(1.20)	(1.20)	(1.20)

Increase from dividends reinvested	0.00	0.00	0.01	0.00	0.00

Total dividends	0.00	(0.96)	(1.19)	(1.20)	(1.20)

Net asset value: End of period / year	$15.69	$15.04	$15.24	$14.50	$15.22

Per share market value: End of period / year	$13.93	$13.18	$16.86	$14.70	$15.26

Total investment return
Net asset value (b)	4.32%	5.36%	13.71%	3.17%	15.72%

Market value (b)	5.69%	(15.95%)	23.77%	4.54%	6.86%

Net assets (in millions):
End of period / year	$317.81	$304.68	$308.25	$291.24	$303.53

Ratio of total expenses to average net assets (c)	1.96%(d)	1.53%	2.33%	2.87%	3.63%

Ratio of operating expenses to average net assets	1.61%(d)	1.54%	1.57%	1.71%	1.59%

Ratio of interest expense to average net assets	0.35%(d)	0.35%	0.35%	0.35%	0.51%

Ratio of income tax expense to average net assets	0.00%(d)	(0.36%)	0.42%	0.81%	1.53%

Ratio of net investment income to average net assets	5.64%(d)	8.17%	7.41%	8.00%	8.49%

Portfolio turnover	6%	33%	21%	48%	25%
(a)	Calculated using average shares.
(b)	Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(c)	Total expenses include income tax expense.
(d)	Annualized.

Senior borrowings:
Total principal amount (in millions)	$30	$30	$30	$30	$30

Asset coverage per $1,000 of indebtedness	$11,594	$11,156	$11,275	$10,708	$11,118

See Notes to Consolidated Financial Statements

7

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2021

(Unaudited)

Corporate Restricted Securities - 95.23%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 87.23%: (C)

1WorldSync, Inc.
A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
6.25% Term Loan due 6/24/2025 (LIBOR +6.250%)	$4,987,432	*	$4,909,715	$4,945,238
* 07/01/19 and 12/09/20.

Accelerate Learning
A provider of standards-based, digital science education content of K-12 schools.
6.00% Term Loan due 12/31/2024 (LIBOR + 5.000%)	$2,028,215	12/19/18	2,003,066	1,999,820

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	4,669 uts.	*	498,983	—
* 12/07/12, 07/11/13 and 06/30/15.

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
7.50% Term Loan due 01/15/2027 (LIBOR + 6.500%)	$2,872,028	01/15/21	2,802,718	2,800,227
Limited Liability Company Unit (B) (F)	1,276 uts.	01/15/21	127,646	128,910
Limited Liability Company Unit (B)	633 uts.	01/15/21	—	4,099
			2,930,364	2,933,236
AFC - Dell Holding Corporation
A distributor and provider of inventory management services for “C-Parts” used by OEMs in their manufacturing and production facilities.
13% (1% PIK) Senior Subordinated Note due 02/28/2022	$3,917,616	*	3,904,103	3,917,616
12% Senior Subordinated Note due 02/28/2023	$428,197	08/17/20	406,377	428,197
Preferred Stock (B)	148 shs.	**	—	16,294
Preferred Stock Series A (B)	2,344 shs.	***	234,367	406,522
Preferred Stock Series V (B)	107 shs.	12/31/19	10,654	13,054
Common Stock (B)	757 shs.	**	757	209,751
Common Stock Series B (B)	89 shs.	***	—	24,751
* 03/27/15, 11/16/18, 07/01/19, 12/05/19 and 08/14/2020.			4,556,258	5,016,185
** 03/27/15, 11/15/18 and 12/31/19.
*** 03/27/15, 11/15/18, 07/01/19, 12/31/19 and 08/14/2020

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Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Aftermath, Inc.
A provider of crime scene cleanup and biohazard remediation services.
6.75% Term Loan due 04/10/2025 (LIBOR + 5.750%)	$2,004,743	04/09/19	$1,974,493	$2,004,743

American Scaffold, Inc.
A provider of scaffolding and environmental containment solutions.
5.92% Term Loan due 09/06/2025 (LIBOR + 5.250%)	$2,672,343	09/06/19	2,627,933	2,672,343

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B) (F)	273 uts.	10/04/12	272,727	555,727

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% (1% PIK) Senior Subordinated Note due 11/19/2021	$1,818,305	11/19/15	1,817,322	1,810,696
Limited Liability Company Unit (B)	225,300 uts.	11/18/15	225,300	57,001
			2,042,622	1,867,697
ASPEQ Holdings
A manufacturer of highly-engineered electric heating parts and equipment for a range of industrial, commercial, transportation and marine applications.
6.25% Term Loan due 10/31/2025 (LIBOR + 5.250%)	$2,489,567	11/08/19	2,460,912	2,469,650

Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
7.00% Term Loan due 07/27/2024 (LIBOR + 6.000%)	$3,724,000	10/30/18	3,679,523	3,677,301

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	425 shs.	08/17/15	424,875	424,875
Common Stock (B)	425 shs.	08/17/15	425	378,911
			425,300	803,786

9

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

BBB Industries LLC
A supplier of re-manufactured parts to the North American automotive aftermarket.
8.61% Second Lien Term Loan due 06/26/2026 (LIBOR +8.500%)	$3,500,000	08/02/18	$3,429,844	$3,433,500

BDP International, Inc.
A provider of transportation and related services to the chemical and life sciences industries.
6.25% Term Loan due 12/14/2024 (LIBOR + 5.250%)	$4,887,500	12/18/18	4,827,026	4,800,063
6.25% Incremental Term Loan due 12/19/2024 (LIBOR + 5.250%)	$87,281	12/07/20	85,672	85,720
6.25% Incremental Term Loan due 12/21/2024 (LIBOR + 5.250%)	$12,500	03/30/21	12,250	12,250
			4,924,948	4,898,033
Beacon Pointe Advisors, LLC
An integrated wealth management platform with comprehensive financial planning capabilities for high net worth clients with complex financial needs.
6.00% Term Loan due 03/31/2026 (LIBOR + 5.000%)	$1,987,273	03/31/20	1,950,029	1,987,273

BEI Precision Systems & Space Company, Inc.
A provider of advanced design, manufacturing, and testing for custom optical encoder-based positioning systems,precision accelerometers, and micro scanners.
12% (1% PIK) Senior Subordinated Note due 04/28/2024	$3,057,444	04/28/17	3,025,395	3,057,444
Limited Liability Company Unit (B)	8,454 uts.	*	845,385	1,358,381
* 04/28/17 and 02/07/19.			3,870,780	4,415,825

Blue Wave Products, Inc.
A distributor of pool supplies.
Common Stock (B)	114,894 shs.	10/12/12	114,894	681,306
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	269,726
			160,380	951,032
Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
6.25% Term Loan due 10/04/2024 (LIBOR + 5.250%)	$1,801,535	10/03/18	1,786,480	1,801,535

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Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
5.50% Lien Term Loan due 04/30/2025 (LIBOR + 4.500%)	$2,229,356	*	$2,202,906	$2,131,264
* 05/14/18 and 05/31/19.

Cadent, LLC
A provider of advertising solutions driven by data and technology.
6.25% Term Loan due 09/07/2023 (LIBOR + 5.250%)	$2,018,803	09/04/18	2,008,898	2,018,803

Claritas Holdings, Inc.
A market research company that provides market segmentation insights to customers engaged in direct-to-consumer and business-to-business marketing activities.
7.00% Term Loan due 12/31/2023 (LIBOR + 6.000%)	$3,276,681	12/20/18	3,232,089	3,256,956

CloudWave
A provider of managed cloud hosting and IT services for hospitals.
7.00% Term Loan due 01/04/2027 (LIBOR + 6.000%)	$3,387,097	01/29/21	3,313,069	3,310,887
Limited Liability Company Unit (B) (F)	112,903 uts.	01/29/21	112,903	111,548
			3,425,972	3,422,435
Clubessential LLC
A leading SaaS platform for private clubs and resorts.
7.25% Term Loan due 11/30/2023 (LIBOR + 6.250%)	$3,473,750	01/09/20	3,434,237	3,404,275

Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built,mission critical products that serve as the core operating & production systems for ready-mix concrete producers,asphalt producers, and aggregate suppliers.
9.25% Term Loan due 04/17/2027 (LIBOR + 8.250%)	$4,208,985	*	4,097,949	4,122,237
Limited Liability Company Unit	37 uts.	04/24/20	36,535	39,426
Limited Liability Company Unit class B	13,449 uts.	04/24/20	—	3,994
* 04/23/20, 10/30/20 and 11/18/20.			4,134,484	4,165,657

11

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
6.00% Term Loan due 01/31/2025 (LIBOR + 5.000%)	$1,218,457	01/30/20	$1,199,770	$1,136,820
Limited Liability Company Unit (F)	2,575 uts.	*	103,121	73,882
* 01/30/2020 and 03/05/21			1,302,891	1,210,702

CORA Health Services, Inc.
A provider of outpatient rehabilitation therapy services.
11% (1% PIK) Term Loan due 05/05/2025 (H)	$3,164,003	*	3,000,144	3,001,478
Preferred Stock Series A (B)	1,538 shs.	06/30/16	5,371	251,668
Common Stock Class A (B)	7,692 shs.	06/30/16	7,692	75,618
* 05/01/18, 06/28/19 and 02/20/20.			3,013,207	3,328,764

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
6.25% Term Loan due 12/22/2026 (LIBOR + 5.250%)	$2,911,774	12/22/20	2,856,171	2,858,809

Dart Buyer, Inc.
A manufacturer of helicopter aftermarket equipment and OEM Replacement parts for rotorcraft operators, providers and OEMs.
6.00% Term Loan due 04/01/2025 (LIBOR + 5.000%) (H)	$3,452,776	04/01/19	2,836,250	2,859,246

Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023 (D)	$2,882,353	10/07/16	2,848,206	2,738,235
Limited Liability Company Unit (B) (F)	748,287 uts.	*	748,548	374,982
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.			3,596,754	3,113,217

Dohmen Life Science Services
A provider of drug commercialization services for pharmaceutical and biotech companies, beginning in the late clinical trial phases.
8.51% Second Lien Term Loan due 03/12/2026 (LIBOR + 8.250%)	$2,774,545	03/09/18	2,735,823	2,746,800

12

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
Preferred Stock (B)	61 shs.	05/04/12	$605,841	$849,079
Common Stock (B)	61 shs.	05/04/12	67,316	—
			673,157	849,079
Dunn Paper
A provider of specialty paper for niche product applications.
9.75% Second Lien Term Loan due 8/31/2023 (LIBOR + 8.750%)	$3,500,000	09/28/16	3,475,513	3,444,000

Electronic Power Systems
A provider of electrical testing services for apparatus equipment and protection & controls infrastructure.
4.95% Term Loan due 12/21/2024 (LIBOR + 4.750%)	$2,902,851	12/21/18	2,875,748	2,902,851
Common Stock (B)	109 shs.	12/28/18	108,565	219,801
			2,984,313	3,122,652
Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
11.5% (1% PIK) Senior Subordinated Note due 09/20/2022 (D)	$3,223,328	10/14/16	3,182,857	—
Limited Liability Company Unit (B) (F)	204 uts.	10/14/16	324,074	—
			3,506,931	—
English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$2,744,024	06/30/17	2,717,685	2,705,992
Limited Liability Company Unit (B) (F)	806,916 uts.	06/30/17	806,916	1,118,511
			3,524,601	3,824,503
ENTACT Environmental Services, Inc.
A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
6.75% Term Loan due 12/15/2025 (LIBOR + 5.750%)	$2,123,076	02/09/21	2,102,457	2,101,845

E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	684 uts.	*	741,480	457,469
* 06/29/18 and 12/29/20.

13

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	296,053 uts.	12/15/10	$254,058	$3,765,210

Foundation Risk Partners, Corp.
A retail insurance brokerage firm focused on providing commercial P&C and employee benefits solution to small and medium-sized clients.
5.75% First Lien Term Loan due 08/31/2026 (LIBOR + 4.750%) (H)	$1,329,993	09/30/20	1,140,714	1,152,518
9.50% Second Lien Term Loan due 11/10/2024 (LIBOR + 8.500%) (H)	$666,667	09/30/20	206,123	213,889
			1,346,837	1,366,407
GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	—
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	—
			184,049	—
gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
14% (2% PIK) Senior Subordinated Note due 11/30/2021 (D)	$3,312,324	03/27/13	2,374,812	3,146,708
Preferred Stock (B)	709 shs.	03/29/19	708,661	897,711
Common Stock (B)	2,835 shs.	03/27/13	283,465	46,346
			3,366,938	4,090,765
GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
6.11% Term Loan due 12/15/2023 (LIBOR + 6.000%)	$4,899,543	*	4,855,104	4,899,543
* 12/19/17, 12/21/17 and 04/16/19.

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	754 uts.	*	754,061	1,085,489
Limited Liability Company Unit Common Class A (B)	7,292 uts.	12/19/14	—	—
* 12/19/14 and 04/29/16.			754,061	1,085,489

14

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Happy Floors Acquisition, Inc.
A wholesale importer and value-added distributor of premium European flooring tile to residential and commercial end markets.
12.50% (1% PIK) Senior Subordinated Note due 07/01/2022	$801,196	07/01/16	$797,371	$801,196
Common Stock (B)	303 shs.	07/01/16	303,333	832,073
			1,100,704	1,633,269
HHI Group, LLC
A developer, marketer, and distributor of hobby- grade radio control products.
Limited Liability Company Unit (B) (F)	203 uts.	01/17/14	203,125	1,169,661

Holley Performance Products
A provider of automotive aftermarket performance products.
5.21% Term Loan due 10/17/2024 (LIBOR + 5.000%)	$4,900,000	10/24/18	4,851,838	4,900,000

Home Care Assistance, LLC
A provider of private pay non-medical home care assistance services.
6.00% Term Loan due 03/30/2027 (LIBOR + 5.000%) (H)	$1,781,194	03/26/21	1,195,851	1,195,819

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B) (F)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F)	89 uts.	10/14/11	—	—
			—	—
Hyperion Materials & Technologies, Inc.
A producer of specialty hard materials and precision tool components that are used to make precision cutting, grinding and other machining tools used by tool manufacturers and final product manufacturers.
6.50% Term Loan due 8/14/2026 (LIBOR + 5.500%)	$3,307,121	09/09/19	3,260,590	3,287,278

IGL Holdings III Corp.
A specialty label and flexible packaging converter.
6.75% Term Loan due 10/23/2026 (LIBOR + 5.750%) (H)	$3,500,000	11/02/20	2,396,678	2,461,864

15

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

IM Analytics Holdings, LLC
A provider of test and measurement equipment used for vibration, noise, and shock testing.
8.00% Term Loan due 11/22/2023 (LIBOR + 7.000%)	2,195,677 uts.	11/21/19	$2,181,129	$1,820,216
Warrant, exercisable until 2026, to purchase common stock at $.01 per share (B)	18,488 shs.	11/25/19	—	—
			2,181,129	1,820,216
Industrial Service Solutions
A provider of maintenance, repair and overhaul services for process equipment within the industrial, energy and power end-markets.
6.50% Term Loan due 01/31/2026 (LIBOR + 5.500%)	$1,865,794	*	1,835,645	1,666,154
* 02/05/2020 and 08/12/2020

Kano Laboratories LLC
A producer of industrial strength penetrating oils and lubricants.
6.00% Term Loan due 09/30/26 (LIBOR + 5.000%) (H)	$2,608,617	11/18/20	1,737,503	1,786,436
Limited Liability Company Unit Class	41 uts.	11/19/20	41,109	40,519
			1,778,612	1,826,955
LAC Acquisition LLC
A provider of center-based applied behavior analysis treatment centers for children diagnosed with autism spectrum disorder.
6.75% Term Loan due 10/01/2024 (LIBOR + 5.750%)	$2,797,759	10/01/18	2,761,029	2,734,809
6.75% Term Loan due 10/01/2024 (LIBOR + 5.750%)	$639,536	01/29/21	625,811	625,146
Limited Liability Company Unit Class A (F)	46,914 uts.	10/01/18	46,914	98,285
			3,433,754	3,458,240
LYNX Franchising
A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
7.25% Term Loan due 12/18/2026 (LIBOR + 6.250%)	$3,491,250	12/22/20	3,424,587	3,427,744

16

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.5% Senior Subordinated Note due 05/30/2022 (D)	$1,259,914	01/15/10	$1,212,363	$—
15% (2.5% PIK) Senior Subordinated Note due 05/30/2022 (D)	$345,759	10/05/10	343,819	—
Common Stock (B)	106 shs.	10/05/10	106,200	—
Common Stock Class B (B)	353 shs.	01/15/10	352,941	—
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	312 shs.	10/05/10	283,738	—
			2,299,061	—
Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 07/20/2022 (D)	$1,736,205	04/17/15	1,735,060	—
Limited Liability Company Unit	9 uts.	04/17/15	1,356,658	—
			3,091,718	—
Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
7.00% First Out Term Loan due 11/22/2025 (LIBOR + 6.000%)	$1,024,331	11/25/19	1,008,186	1,006,406

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
Preferred Stock Series A (B)	62,748 shs.	07/25/19	25,184	—
Preferred Stock Series C (B)	2,587 shs.	09/22/20	927,966	—
Common Stock Class B (B)	526,019 shs.	*	495,405	—
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	713,980 shs.	09/22/20	—	—
* 09/30/14 and 02/28/18.			1,448,555	—

MeTEOR Education LLC
A leading provider of classroom and common area design services, furnishings, equipment and instructional support to K-12 schools.
12% Senior Subordinated Note due 06/20/2023	$2,297,872	03/09/18	2,276,091	2,297,872
Limited Liability Company Unit (B) (F)	456 uts.	03/09/18	459,574	419,280
			2,735,665	2,717,152

17

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
Limited Liability Company Unit Class B-1 (B) (F)	225,000 uts.	11/30/10	$—	$84,599
Limited Liability Company Unit Class B-2 (B) (F)	20,403 uts.	11/30/10	—	7,671
			—	92,270
Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
7.25% Term Loan due 08/21/2026 (LIBOR + 6.250%)	$1,256,057	08/25/20	1,227,781	1,243,496

Navia Benefit Solutions, Inc.
A third-party administrator of employee-directed healthcare benefits.
6.25% Term Loan due 02/01/2026 (LIBOR + 5.250%) (H)	$3,500,000	02/10/21	2,040,393	2,038,750

Omni Logistics, LLC
A specialty freight forwarding business specifically targeting the semiconductor, media, technology and healthcare end markets.
6.00% Term Loan due 12/30/2026 (LIBOR + 5.000%)	$3,500,000	12/30/20	3,399,409	3,403,750

Options Technology Ltd
A provider of vertically focused financial technology managed services and IT infrastructure products for the financial services industry.
5.50% Term Loan due 12/18/2025 (LIBOR + 4.500%) (H)	$3,318,874	12/23/19	2,568,120	2,582,065

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,“free from” healthy and gluten-free categories.
12% (1% PIK) Senior Subordinated Note due 08/17/2022	$3,602,879	02/17/17	3,583,018	3,602,879
Common Stock Class B (B)	772,121 shs.	*	772,121	1,265,746
* 01/29/16 and 02/17/17.			4,355,139	4,868,625

PB Holdings LLC
A designer, manufacturer and installer of maintenance and repair parts and equipment for industrial customers.
6.25% Term Loan due 02/28/2024 (LIBOR + 5.250%)	$1,629,751	03/06/19	1,608,412	1,463,516

18

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
8.75% Term Loan due 08/31/2026 (LIBOR + 6.500%)	$782,361	09/29/20	$757,285	$782,361
7.50% Term Loan due 11/17/2024 (LIBOR + 6.500%)	$3,842,523	11/14/17	3,792,689	3,842,523
			4,549,974	4,624,884
Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	0.90% int.	*	419,207	9,065
* 11/29/12 and 12/20/16.

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.9% (7.9% PIK) Senior Subordinated Note due 12/31/2021 (D)	$2,170,983	07/31/14	2,159,212	1,953,885
Limited Liability Company Unit	300,485 uts.	07/31/14	300,485	—
Limited Liability Company Unit Class F	75,022 uts.	*	50,322	33,279
* 09/28/17 and 02/15/18.			2,510,019	1,987,164

PPC Event Services
A special event equipment rental business.
Preferred Stock Series P-1 (B)	144 shs.	07/21/20	144,094	—
Common Stock (B)	346,824 shs.	07/21/20	—	—
16.00% Term Loan due 05/28/2023 (D) (H)	$1,929,753	07/21/20	1,387,757	(466,667)
8.00% Term Loan due 05/28/2023 (D)	$1,408,103	07/21/20	1,332,720	—
Limited Liability Company Unit (B)	7,000 uts.	11/20/14	350,000	—
Limited Liability Company Unit Series A-1 (B)	689 uts.	03/16/16	86,067	—
			3,300,638	(466,667)
Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
7.50% Term Loan due 07/31/2026 (LIBOR + 6.500%)	$2,801,392	08/12/20	2,751,297	2,801,392
Limited Liability Company Unit	44,803 uts.	03/05/21	44,803	44,803
			2,796,100	2,846,195

19

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

RedSail Technologies
A provider of pharmacy management software solutions for independent pharmacies and long-term care facilities.
6.25% Term Loan due 10/27/2026 (LIBOR + 5.500%)	$3,500,000	12/09/20	$3,417,026	$3,437,140

ReelCraft Industries, Inc.
A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
Limited Liability Company Unit Class B	595,745 uts.	11/13/17	374,731	1,732,777

REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
9.25% Second Lien Term Loan due 10/11/2026 (LIBOR + 8.250%)	$3,500,000	10/11/18	3,427,449	3,426,500

Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
6.00% Term Loan due 06/22/2024 (LIBOR + 5.000% Cash & 2.750% PIK) (G)	$5,003,892	07/30/18	4,935,871	3,885,022

ROI Solutions
Call center outsourcing and end user engagement services provider.
6.00% Term Loan due 07/31/2024 (LIBOR + 5.000%) (H)	$3,761,054	07/31/18	1,483,963	1,525,760

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
7.00% Term Loan due 10/23/2025 (LIBOR + 6.000%)	$3,342,500	10/22/20	3,273,884	3,322,445

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
7.00% Term Loan due 05/29/2022 (LIBOR + 6.000%)	$2,570,727	01/08/19	2,557,541	2,560,830

20

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
7.00% Term Loan due 12/15/2026 (LIBOR + 6.000%) (H)	$3,395,356	12/15/20	$2,417,230	$2,420,968
Common Stock (B)	59 shs.	12/16/20	59,372	59,370
			2,476,602	2,480,338
Sandvine Corporation
A provider of active network intelligence solutions.
8.11% Second Lien Term Loan due 11/02/2026 (LIBOR + 8.000%)	$3,500,000	11/01/18	3,438,882	3,486,315

Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
5.50% Lien Term Loan due 07/30/2025 (LIBOR + 4.500%)	$3,760,597	07/27/18	3,708,280	3,534,961

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
5.75% Term Loan due 06/28/2025 (LIBOR + 4.750%)	$1,368,592	06/27/19	1,359,723	1,368,592

SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
6.00% Term Loan due 12/30/2026 (LIBOR + 5.000%) (H)	$3,492,523	12/30/20	2,898,048	2,979,310

Smart Bear
A provider of web-based tools for software development, testing and monitoring.
8.75% Second Lien Term Loan due 11/10/2028 (LIBOR + 7.750%)	$3,500,000	03/02/21	3,403,782	3,402,700

Soliant Holdings, LLC
A healthcare staffing platform focused on placing highly skilled professionals in the education, nursing/allied health, life sciences and pharmacy end-markets.
6.50% Term Loan due 11/30/2026 (LIBOR + 5.500%)	$1,909,202	12/27/19	1,877,842	1,895,646

Specified Air Solutions
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	1,078,873 uts.	02/20/19	1,095,236	6,194,079

21

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Springbrook Software
A provider of vertical-market enterprise resource planning software and payments platforms focused on the local government end-market.
6.75% Term Loan due 12/20/2026 (LIBOR + 5.750%) (H)	$3,418,749	12/23/19	$2,437,385	$2,476,077

SR Smith LLC
A manufacturer of mine and tunneling ventilation products in the United States.
11% Senior Subordinated Note due 08/20/2025 (D)	$2,200,568	*	2,125,367	2,173,479
Limited Liability Company Unit Class A	2,174 uts.	*	2,152,688	5,298,831
* 03/27/17 and 08/07/18.			4,278,055	7,472,310

Strahman Holdings Inc.
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	317,935 shs.	12/13/13	317,935	475,921
Preferred Stock Series A-2 (B)	53,086 shs.	09/10/15	59,987	79,465
			377,922	555,386
Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% (1% PIK) Senior Subordinated Note due 08/01/2024	$4,036,094	*	3,959,850	4,036,094
Preferred Stock Series A (B)	58 shs.	12/21/20	144,411	144,420
Common Stock (B)	139 shs.	**	213,007	333,347
* 07/31/15 and 12/21/20.			4,317,268	4,513,861
** 07/31/15 and 11/08/17.

The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
6.75% Term Loan due 09/13/2026 (LIBOR + 5.750%) (H)	$3,485,092	*	3,220,290	3,174,399
* 12/02/19 and 12/15/20.

Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
Limited Liability Company Unit (B)	39,963 uts.	11/30/17	—	21,705

22

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Transit Technologies LLC
A software platform for the transportation market that offers end-to-end software solutions focused on operations, fleet management and telematics services.
4.95% Term Loan due 02/10/2025 (LIBOR + 4.750%) (H)	$3,247,254	02/13/20	$1,579,667	$1,464,512

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
6.50% Unitranche Term Loan due 02/19/2026 (LIBOR + 5.500%)	$3,500,000	02/25/21	3,439,895	3,438,750

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% (1.5% PIK) Senior Subordinated Note due 03/31/2022 (D)	$2,444,733	01/23/15	2,442,764	—

Truck-Lite
A leading provider of harsh environment LED safety lighting, electronics, filtration systems, and telematics for a wide range of commercial vehicles, specialty vehicles, final mile delivery vehicles, off-road/off-highway, marine, and other adjacent harsh environment markets.
7.25% Term Loan due 12/02/2026 (LIBOR + 6.250%)	$3,468,365	12/13/19	3,411,879	3,461,429

Trystar, Inc.
A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
5.75% Term Loan due 10/01/2023 (LIBOR + 4.750%)	$4,625,340	09/28/18	4,580,177	4,606,839
Limited Liability Company Unit (B) (F)	101 uts.	09/28/18	102,471	96,671
			4,682,648	4,703,510
U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
6.75% Term Loan due 11/12/2024 (LIBOR + 5.750%)	$4,490,490	*	4,312,173	4,129,428
* 11/29/18 and 03/25/19.

U.S. Oral Surgery Management
An operator of oral surgery practices providing medically necessary treatments.
6.75% Term Loan due 12/31/2023 (LIBOR + 5.750%)	$4,907,500	*	4,853,282	4,907,500
* 01/04/19 and 10/01/19.

23

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

U.S. Retirement and Benefit Partners, Inc.
A leading independent provider of outsourced benefit design and administration and retirement services, primarily to K-12 school districts, employee unions, and governmental agencies.
10.00% Second Lien Term Loan due 02/14/2023 (LIBOR + 9.000%)	$3,446,875	03/05/18	$3,403,466	$3,398,619

UBEO, LLC
A dealer and servicer of printers and copiers to medium sized businesses.
11.00% Term Loan due 10/03/2024	$3,162,500	11/05/18	3,124,937	3,159,338

UroGPO, LLC
A group purchasing organization that connects pharmaceutical companies with urology practices to facilitate the purchase of pharmaceutical drugs for discounted prices.
7.25% Term Loan due 12/15/2026 (LIBOR + 6.250%)	$5,000,000	12/14/20	4,904,884	4,930,000

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
5.75% First Lien Term Loan due 05/22/2024 (LIBOR + 4.750%)	$4,885,112	05/17/18	4,833,995	4,797,180

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% (1% PIK) Senior Subordinated Note due 08/03/2021 (D)	$777,225	08/03/15	775,532	—
Limited Liability Company Unit (B) (F)	751,212 uts.	08/03/15	751,212	—
			1,526,744	—
Whitebridge Pet Brands Holdings, LLC
A portfolio of natural treats and foods for dogs and cats.
Limited Liability Company Unit Class A (B) (F)	250 uts.	04/18/17	300,485	349,521
Limited Liability Company Unit Class B (B) (F)	250 uts.	04/18/17	—	471,373
			300,485	820,894
Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	318 shs.	01/22/16	126,157	239,796

24

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
6.25% Term Loan due 01/10/2026 (LIBOR + 5.250%)	$790,812	09/21/20	$769,429	$790,812
5.75% Term Loan due 12/31/2025 (LIBOR + 4.750%)	2,529,285	01/09/20	2,478,935	2,478,699
			3,248,364	3,269,511
Worldwide Express Operations, LLC
A third party logistics company providing parcel, less than truck load and truck load services focused on the small and medium business market through both company owned and franchise locations.
9.00% Second Lien Term Loan due 02/03/2025 (LIBOR + 8.000%)	$4,375,000	02/13/17	4,338,869	4,344,375

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
Common Stock (B)	4,500 shs.	11/03/11	450,000	568,389

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
Preferred Stock Series A (B)	5,957 shs.	02/05/19	595,752	595,700
Common Stock (B)	4,151 shs.	*	406,617	336,453
* 03/04/15 and 02/07/18.			1,002,369	932,153

Total Private Placement Investments (E)			$278,416,786	$277,232,222

25

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2021

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 8.00%:

Bonds - 8.00%
American Airlines Group Inc.	11.750%	07/15/25	$1,000,000	$991,178	$1,236,250
BWAY Holding Company	7.250	04/15/25	1,500,000	1,400,529	1,500,000
Carlson Travel, Inc.	11.500	12/15/26	783,934	737,407	595,790
CGG SA	8.750	04/01/27	712,000	712,000	717,482
Cleveland-Cliffs, Inc.	9.875	10/17/25	662,000	718,653	775,566
CommScope Finance LLC	8.250	03/01/27	1,000,000	956,269	1,070,000
CVR Energy Inc.	5.750	02/15/28	1,000,000	912,021	972,500
Diebold Nixdorf	9.375	07/15/25	550,000	583,246	612,563
First Quantum Minerals Ltd.	7.500	04/01/25	889,000	850,920	917,893
GRD Holding III Corp.	8.750	09/01/25	705,000	709,970	769,331
Houghton Mifflin Harcourt	9.000	02/15/25	1,000,000	984,376	1,070,000
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	859,000	865,023	859,000
Neptune Energy Bondco PLC	6.625	05/15/25	1,000,000	987,933	1,003,750
New Gold Inc.	6.375	05/15/25	77,000	77,000	79,310
OPE KAG Finance Sub	7.875	07/31/23	1,016,000	1,029,770	1,013,460
Panther BF Aggregator 2 LP	8.500	05/15/27	200,000	186,364	215,352
PBF Holding Company LLC	9.250	05/15/25	1,000,000	988,296	1,019,675
Picou Holdings LLC	10.000	12/31/25	1,000,000	895,203	917,500
Prime Security Services, LLC	6.250	01/15/28	1,200,000	1,068,076	1,249,188
Solera Holdings Inc.	10.500	03/01/24	1,333,000	1,385,047	1,377,122
Suncoke Energy	7.500	06/15/25	1,000,000	963,707	1,038,750
Terrier Media Buyer, Inc.	8.875	12/15/27	1,020,000	978,923	1,097,571
The Manitowoc Company, Inc.	9.000	04/01/26	1,000,000	982,994	1,078,750
Trident TPI Holdings Inc	9.250	08/01/24	1,000,000	977,486	1,060,000
Veritas US Inc. / Veritas Bermuda Ltd.	10.500	02/01/24	1,500,000	1,485,472	1,535,625
Verscend Holding Corp.	9.750	08/15/26	965,000	1,019,388	1,034,692
Warrior Met Coal, Inc.	8.000	11/01/24	251,000	251,000	257,275
WESCO International, Inc.	7.250	06/15/28	327,000	324,601	365,913

Total Bonds				24,022,852	25,440,308

Common Stock - 0.00%
TherOX, Inc. (B)			6	—	—
Touchstone Health Partnership (B)			1,168	—	—

Total Common Stock				—	—

Total Rule 144A Securities				24,022,852	25,440,308

Total Corporate Restricted Securities				$302,439,638	$302,672,530

26

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2021

(Unaudited)

Corporate Public Securities - 5.15%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Shares or Principal Amount	Cost	Market Value

Bank Loans - 3.18%
AHEAD DB Holdings, LLC	8.500%	9.500%	10/14/27	$2,361,565	$2,294,607	$2,290,718
Almonde, Inc.	7.250	8.250	06/13/25	940,734	950,666	944,262
Almonde, Inc.	3.500	4.500	06/13/24	706,572	631,183	691,763
BMC Software Finance, Inc.	3.750	3.859	10/02/25	871,439	871,553	867,082
Confie Seguros Holding II Co	8.500	8.615	10/31/25	922,394	910,275	899,335
Edelman Financial Services	6.750	6.860	06/08/26	258,914	258,054	258,347
Golden Nugget, Inc.	2.500	3.250	10/04/23	866,189	747,411	851,680
ION Trading Technologies S.a.r.l	4.000	5.000	11/21/24	551,290	543,204	550,904
PS Logistics LLC	4.750	5.750	03/01/25	945,858	951,268	944,363
STS Operating, Inc.	8.000	9.000	04/25/26	1,000,000	1,010,000	901,000
Wastequip, LLC	7.750	8.750	02/27/26	1,000,000	987,550	918,330

Total Bank Loans					10,155,771	10,117,784

Bonds - 1.47%
Clear Channel Worldwide Holdings, Inc.		9.250%	02/15/24	$878,000	$895,814	$913,383
Genesis Energy, L.P.		6.500	10/01/25	675,000	644,071	661,668
Hecla Mining Company		7.250	02/15/28	1,000,000	946,290	1,072,500
Hughes Satellite Systems Corporation		7.625	06/15/21	1,000,000	1,000,377	1,011,500
Triumph Group, Inc.		7.750	08/15/25	1,000,000	1,005,884	1,005,000

Total Bonds					4,492,436	4,664,051

Common Stock - 0.17%
Chase Packaging Corporation (B)				9,541	—	2,385
Tourmaline Oil Corp				127,562	341,583	538,138

Total Common Stock					341,583	540,523

Preferred stock - 0.33%
B. Riley Financial, Inc.				40,000	1,000,000	1,035,200

Total Preferred Stock					1,000,000	1,035,200

Total Corporate Public Securities					$15,989,790	$16,357,558

27

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2021

(Unaudited)

Short-Term Securities:	Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 1.89%
EI Dupont	0.213%	05/17/21	$2,000,000	$1,999,463	$1,999,463
Macquarie Bank Limited	0.162	05/26/21	2,000,000	1,999,511	1,999,511
Standard Chartered Bank	0.155	10/05/21	2,000,000	1,998,408	1,998,408

Total Short-Term Securities				$5,997,382	$5,997,382

Total Investments	102.27%			$324,426,810	$325,027,470

Other Assets	7.78				24,711,424
Liabilities	(10.05)				(31,933,749)

Total Net Assets	100.00%				$317,805,145

(A)	In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid securities. As of March 31, 2021, the value of these securities amounted to $277,232,222 or 87.23% of net assets.
(F)	Held in CI Subsidiary Trust.
(G)	PIK non-accrual
(H)	A portion of these securities contain unfunded commitments. As of March 31, 2021, total unfunded commitments amounted to $12,716,001 and had unrealized depreciation of $(407,135) or (0.13)% of net assets. See Note 7.

    ^     Effective yield at purchase

PIK - Payment-in-kind

28

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2021

(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 7.18%
American Scaffold, Inc.	$2,672,343
BEI Precision Systems & Space Company, Inc.	4,415,825
CTS Engines	2,858,809
Dart Buyer, Inc.	2,859,246
Sunvair Aerospace Group Inc.	4,513,861
Trident Maritime Systems	3,438,750
Trident TPI Holdings Inc	1,060,000
Triumph Group, Inc.	1,005,000
22,823,834

AIRLINES - 0.39%
American Airlines Group Inc.	1,236,250

AUTOMOTIVE - 5.50%
Aurora Parts & Accessories LLC	803,786
BBB Industries LLC	3,433,500
DPL Holding Corporation	849,079
English Color & Supply LLC	3,824,503
Holley Performance Products	4,900,000
Panther BF Aggregator 2 LP	215,352
Truck-Lite	3,461,429
17,487,649

BANKING - 1.26%
Macquarie Bank Limited	1,999,511
Standard Chartered Bank	1,998,408
3,997,919

BROKERAGE, ASSET MANAGERS & EXCHANGES - 1.00%
The Hilb Group, LLC	3,174,399

BUILDING MATERIALS - 0.59%
Happy Floors Acquisition, Inc.	1,633,269
Wolf-Gordon, Inc.	239,796
1,873,065

CABLE & SATELLITE - 0.32%
Hughes Satellite Systems Corporation	1,011,500

CHEMICALS - 2.10%
EI Dupont	1,999,463
Kano Laboratories LLC	1,826,955
LBC Tank Terminals Holding Netherlands B.V.	859,000

Fair Value/ Market Value

Polytex Holdings LLC	$1,987,164
6,672,582

CONSUMER CYCLICAL SERVICES - 4.37%
Accelerate Learning	1,999,820
Carlson Travel, Inc.	595,790
LYNX Franchising	3,427,744
MeTEOR Education LLC	2,717,152
PPC Event Services	(466,667)
Prime Security Services, LLC	1,249,188
PS Logistics LLC	944,363
ROI Solutions	1,525,760
Soliant Holdings, LLC	1,895,646
13,888,796

CONSUMER PRODUCTS - 3.02%
AMS Holding LLC	555,727
Blue Wave Products, Inc.	951,032
Elite Sportswear Holding, LLC	—
gloProfessional Holdings, Inc.	4,090,765
Handi Quilter Holding Company	1,085,489
HHI Group, LLC	1,169,661
Manhattan Beachwear Holding Company	—
Master Cutlery LLC	—
Whitebridge Pet Brands Holdings, LLC	820,894
York Wall Holding Company	932,153
9,605,721

DIVERSIFIED MANUFACTURING - 8.04%
Advanced Manufacturing Enterprises LLC	—
F G I Equity LLC	3,765,210
Hyperion Materials & Technologies, Inc.	3,287,278
Motion Controls Holdings	92,270
Reelcraft Industries, Inc.	1,732,777
Safety Products Holdings, Inc.	2,480,338
SR Smith LLC	7,472,310
Strahman Holdings Inc.	555,386
The Manitowoc Company, Inc.	1,078,750
Therma-Stor Holdings LLC	21,705
Trystar, Inc.	4,703,510
WESCO International, Inc.	365,913
25,555,447

ELECTRIC - 0.98%
Electronic Power Systems	3,122,652

See Notes to Consolidated Financial Statements

29

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2021

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

ENVIRONMENTAL - 0.66%
ENTACT Environmental Services, Inc.	$2,101,845

FINANCIAL OTHER - 2.81%
Beacon Pointe Advisors, LLC	1,987,273
B. Riley Financial, Inc.	1,035,200
Confie Seguros Holding II Co	899,335
Edelman Financial Services	258,347
Foundation Risk Partners, Corp.	1,366,407
U.S. Retirement and Benefit Partners, Inc.	3,398,619
8,945,181

FOOD & BEVERAGE - 3.80%
Del Real LLC	3,113,217
PANOS Brands LLC	4,868,625
Sara Lee Frozen Foods	3,534,961
Westminster Acquisition LLC	—
WP Supply Holding Corporation	568,389
12,085,192

HEALTHCARE - 9.19%
Cadence, Inc.	2,131,264
CORA Health Services, Inc.	3,328,764
Dohmen Life Science Services	2,746,800
GD Dental Services LLC	—
Home Care Assistance, LLC	1,195,819
LAC Acquisition LLC	3,458,240
Navia Benefit Solutions, Inc.	2,038,750
RedSail Technologies	3,437,140
TherOX, Inc.	—
Touchstone Health Partnership	—
UroGPO, LLC	4,930,000
U.S. Oral Surgery Management	4,907,500
Verscend Holding Corp.	1,034,692
29,208,969

INDEPENDENT - 0.32%
Neptune Energy Bondco PLC	1,003,750

INDUSTRIAL OTHER - 10.70%
AFC - Dell Holding Corporation	5,016,185
Aftermath, Inc.	2,004,743
ASPEQ Holdings	2,469,650
Concept Machine Tool Sales, LLC	1,210,702
E.S.P. Associates, P.A.	457,469
IGL Holdings III Corp.	2,461,864

Fair Value/ Market Value

IM Analytics Holdings, LLC	$1,820,216
Industrial Service Solutions	1,666,154
Media Recovery, Inc.	1,006,406
PB Holdings LLC	1,463,516
Specified Air Solutions	6,194,079
STS Operating, Inc.	901,000
UBEO, LLC	3,159,338
Wastequip, LLC	918,330
World 50, Inc.	3,269,511
34,019,163

MEDIA & ENTERTAINMENT - 2.92%
Advantage Software	2,933,236
Cadent, LLC	2,018,803
Clear Channel Worldwide Holdings, Inc.	913,383
HOP Entertainment LLC	—
Houghton Mifflin Harcourt	1,070,000
Music Reports, Inc.	1,243,496
Terrier Media Buyer, Inc.	1,097,571
9,276,489

METALS & MINING - 1.59%
Cleveland-Cliffs, Inc.	775,566
First Quantum Minerals Ltd.	917,893
Hecla Mining Company	1,072,500
New Gold Inc.	79,310
Picou Holdings LLC	917,500
Suncoke Energy	1,038,750
Warrior Met Coal, Inc.	257,275
5,058,794

MIDSTREAM - 0.21%
Genesis Energy, L.P.	661,668

OIL FIELD SERVICES - 0.40%
CGG SA	717,482
Petroplex Inv Holdings LLC	9,065
Tourmaline Oil Corp	538,138
1,264,685

PACKAGING - 1.63%
ASC Holdings, Inc.	1,867,697
Brown Machine LLC	1,801,535
BWAY Holding Company	1,500,000
Chase Packaging Corporation	2,385
5,171,617

See Notes to Consolidated Financial Statements

30

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2021

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

PAPER - 1.08%
Dunn Paper	$3,444,000

REFINING - 0.63%
CVR Energy Inc.	972,500
MES Partners, Inc.	—
PBF Holding Company LLC	1,019,675
Tristar Global Energy Solutions, Inc.	—
1,992,175

RESTAURANTS - 0.27%
Golden Nugget, Inc.	851,680

RETAILERS - 0.24%
GRD Holding III Corp.	769,331

TECHNOLOGY - 21.64%
1WorldSync, Inc.	4,945,238
AHEAD DB Holdings, LLC	2,290,718
Almonde, Inc.	1,636,025
Audio Precision	3,677,301
BMC Software Finance, Inc.	867,082
Claritas Holdings, Inc.	3,256,956
CloudWave	3,422,435
Clubessential LLC	3,404,275
Command Alkon	4,165,657
CommScope Finance LLC	1,070,000
Diebold Nixdorf	612,563
GraphPad Software, Inc.	4,899,543
ION Trading Technologies S.a.r.l	550,904
Options Technology Ltd	2,582,065
Recovery Point Systems, Inc.	2,846,195
REVSpring, Inc.	3,426,500
RPX Corp	3,322,445
Ruffalo Noel Levitz	2,560,830
Sandvine Corporation	3,486,315
Scaled Agile, Inc.	1,368,592
Smart Bear	3,402,700
Solera Holdings Inc.	1,377,122
Springbrook Software	2,476,077
Transit Technologies LLC	1,464,512
U.S. Legal Support, Inc.	4,129,428
Veritas US Inc. / Veritas Bermuda Ltd.	1,535,625
68,777,103

Fair Value/ Market Value
TRANSPORTATION SERVICES - 9.43%
BDP International, Inc.	$4,898,033
Omni Logistics, LLC	3,403,750
OPE KAG Finance Sub	1,013,460
Pegasus Transtech Corporation	4,624,884
Rock-it Cargo	3,885,022
SEKO Worldwide, LLC	2,979,310
VP Holding Company	4,797,180
Worldwide Express Operations, LLC	4,344,375
29,946,014

Total Investments - 102.27%
(Cost - $324,426,810)	$325,027,470

See Notes to Consolidated Financial Statements

31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

1.	History

Barings Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and have delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $277,232,222 (87.23% of net assets) as of March 31, 2021 the values of which have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Independent Valuation Process

The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will determine the point within that range that it will use in making valuation recommendations to the

32

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Trustees, and will report to the Trustees on its rationale for each such determination. The Adviser will continue to use its internal valuation model as a comparison point to validate the price range provided by the valuation provider and, where applicable, in determining the point within that range that it will use in making valuation recommendations to the Trustees. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value recommendation to the Trustees that is outside of the range provided by the independent valuation provider, and will notify the Trustees of any such override and the reasons therefore. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio. Finally, the Trustees determined in good faith that the Trust’s investments were valued at fair value in accordance with the Trust’s valuation policies and procedures and the 1940 Act based on, among other things, the input of Barings, the Trust’s Audit Committee and the independent valuation firm.

Following is a description of valuation methodologies used for assets recorded at fair value:

Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At March 31, 2021, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.

Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in increases/ (decreases) to the equity value.

33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Short-Term Securities

Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

New Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”)

Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This guidance provides optional expedients and exceptions for applying generally accepted accounting principles to contract modifications and hedging relationships, subject to meeting certain criteria, that reference LIBOR or another reference rate expected to be discontinued. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. The Trust expects that the adoption of this guidance will not have a material impact on the Trust’s financial position, result of operations or cash flows.

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of March 31, 2021.

The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of March 31, 2021 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$58,110,601	$—	$25,440,308	$32,670,293
Bank Loans	209,659,089	—	—	209,659,089
Common Stock - U.S.	5,541,384	—	—	5,541,384
Preferred Stock	4,154,708	—	—	4,154,708
Partnerships and LLCs	25,206,748	—	—	25,206,748
Public Securities
Bank Loans	10,117,784		6,927,731	3,190,053
Corporate Bonds	4,664,051	—	4,664,051	—
Common Stock - U.S.	540,523	458,080	—	82,443
Preferred Stock	1,035,200	—	1,035,200	—
Short-term Securities	5,997,382	5,997,382	—	—
Total	$325,027,470	$6,455,462	$38,067,290	$280,504,718

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of March 31, 2021.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted*

Bank Loans	$ 183,689,434	Market Yield	Yield Analysis	5.2% - 18.2%	8.1%

	$ 2,534,812	Income Approach	Implied Spread	7.2% - 15.2%	11.0%

Corporate Bonds	$ 16,449,558	Income Approach	Implied Spread	10.4% - 15.7%	11.6%

Equity Securities**	$ 34,858,039	Enterprise Value Waterfall Approach	Valuation Multiple	5.0x to 17.8x	11.3x

			EBITDA	$(8.4) million to $334.8 million	$54.0 million

Certain of the Trust’s Level 3 equity securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $42,972,874 have been excluded from the preceding table.

*	The weighted averages disclosed in the table above were weighted by relative fair value
**	Including partnerships and LLC’s

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2020	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3*	Transfers out of Level 3*	Ending balance at 3/31/2021
Restricted Securities
Corporate Bonds	$38,180,960	282,799	$33,777	$(5,827,243)	$—	$—	$—	$32,670,293
Bank Loans	188,700,349	674,043	20,097,364	—	(6,128,576)	6,315,909	—	209,659,089
Common Stock - U.S.	5,547,481	1,517,982	—	(1,583,449)	—	59,370	—	5,541,384
Preferred Stock	4,827,740	(672,596)	—	(436)	—	—	—	4,154,708
Partnerships and LLCs	19,437,397	6,220,455	290,865	(741,969)	—	—	—	25,206,748
Public Securities
Bank Loans	2,290,718	75,231	—	—	—	824,104	—	3,190,053
Corporate Bonds	—	—	—	—	—	—	—	—
Common Stock	324,352	99,674	—	(341,583)	—	—	—	82,443
Total	$259,308,997	$8,197,588	$20,422,006	$(8,494,680)	$(6,128,576)	$7,199,383	$—	$280,504,718

*	For the three months ended March 31, 2021, transfers into and out of Level 3 were the result of changes in the observability of significant inputs for certain portfolio companies.

35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Income, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from Assets Still Held

Interest (Amortization)	$235,217	$—

Net realized gain on investments before taxes	(300,786)	—

Net change in unrealized depreciation of investments before taxes	8,263,157	8,309,225

B. Accounting for Investments:

Investment Income

Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of March 31, 2021, the fair value of the Trust’s non-accrual assets was $9,545,640, or 2.9% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $21,920,469, or 6.8% of the total cost of the Trust’s portfolio.

Payment-in-Kind Interest

The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash.

Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of March 31, 2021, the fair value of the Trust’s PIK non-accrual assets was $3,885,022, or 1.2% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s PIK non-accrual assets was $4,935,871, or 1.5% of the total cost of the Trust’s portfolio.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

D. Federal Income Taxes:

The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of

36

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.

The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of March 31, 2021, the CI Subsidiary Trust has incurred income tax expense of $65.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of March 31, 2021, the CI Subsidiary Trust has no deferred tax liability.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year, in April, July, October, and December. The Trust’s net realized capital gain distribution, if any, is declared in December.

3.	Investment Services Contract

A. Services:

Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Barings is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.

4.	Senior Secured Indebtedness

MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2017. The Note is due November 15, 2027 and accrues interest at 3.53% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the three months ended March 31, 2021, the Trust incurred total interest expense on the Note of $264,750.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5.	Purchases and Sales of Investments

	For the three months ended 03/31/2021
	Cost of Investments Acquired	Proceeds from Sales or Maturities

Corporate restricted securities	$22,973,986	$15,431,657
Corporate public securities	2,003,566	3,992,970

6.	Risks

Investment Risks

In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: (i) market risk, (ii) volatility risk and (iii) credit, counterparty and liquidity risk. It is the Trust’s policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There can be no assurance that the Trust will be able to implement its credit guidelines or that its risk monitoring strategies will be successful.

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may continue to

37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

adversely impact the prices and liquidity of the Trust’s investments and the Trust’s performance.

Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may continue to adversely impact the prices and liquidity of the Trust’s investments and the Trust’s performance.

LIBOR

The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments held by a fund and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

7.	Commitments and Contingencies

During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

At March 31, 2021, the Trust had the following unfunded commitments:

Investment	Unfunded Amount	Unfunded Value
CORA Health Services, Inc.	$162,930	$164,264
Dart Buyer, Inc	570,500	582,045
Foundation Risk Partners, Corp. (1st Lien)	164,176	174,508
Foundation Risk Partners, Corp. (2nd Lien)	444,444	451,564
Home Care Assistance, LLC	549,751	549,741
IGL Holdings III Corp.	1,038,136	1,057,471
Kano Laboratories LLC	822,181	837,604
Navia Benefit Solutions Inc	1,400,000	1,399,343
Options Technology Ltd	698,343	701,277
PPC Event Services	466,667	—
ROI Solutions, LLC	2,235,294	2,260,135
Safety Products	905,428	906,425
SEKO Worldwide, LLC	509,091	520,936
Springbrook Software	932,416	944,222
The Hilb Group, LLC	193,017	193,282
Transit Technologies LLC	1,623,627	1,566,049
	$12,716,001	$12,308,865

As of March 31, 2021 unfunded commitments had unrealized depreciation of $(407,135) or (0.13)% of net assets.

8.	Quarterly Results of Investment Operations (unaudited)

	March 31, 2021

	Amount	Per Share

Investment income	$5,795,551
Net investment income	4,301,183	$0.21
Net realized and unrealized gain on investments (net of taxes)	8,819,638	0.44

38

Barings Corporate Investors

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Japan Limited; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings Global Short Duration High Yield Fund; Barings BDC, Inc.; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

•	Applications or other forms, interviews, or by other means;
•	Consumer or other reporting agencies, government agencies, employers or others;
•	Your transactions with us, our affiliates, or others; and
•	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

April 2019

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40

Members of the Board of

Trustees

Clifford M. Noreen

Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

Robert E. Joyal

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Christina Emery

President

Jonathan Bock

Chief Financial Officer

Jill Dinerman

Chief Legal Officer

Michael Cowart

Chief Compliance Officer

Elizabeth Murray

Principal Accounting Officer

Christopher D. Hanscom

Treasurer

Ashlee Steinnerd

Secretary

Alexandra Pacini

Assistant Secretary

Sean Feeley

Vice President

Jonathan Landsberg

Vice President

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

Barings Corporate Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to DST Systems, Inc., the Transfer Agent.

Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Barings Corporate Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Corporate Investors

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